UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): January 26, 2018

BioCorRx Inc.
(Exact name of registrant as specified in its charter)

000-54209

(Commission File Number)

Nevada	90-0967447
(State or other jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)

2390 East Orangewood Avenue, Suite 575

Anaheim, California 92806

(Address of principal executive offices)

(714) 462-4880

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement.

On January 26, 2018, BioCorRx Inc., a Nevada corporation (the “Company”), issued and sold two promissory notes, each in the principal amount of $125,000 or $250,000 in the aggregate (the “Notes”), to two investors, (the “Investors”) The Notes bear interest at a rate of eight percent (8%) per annum. The Notes are due and payable on or before July 26, 2018 and may be prepaid at any time without penalty.

In the event the Company fails to make any payment due or to perform any terms of the Notes, the Investors have the right to (i) to declare the full, unpaid balance of the Notes, plus interest and other charges; accruing thereon, immediately due and payable; (ii) to specifically enforce the terms of the Notes by suit in equity; (iii) to bring an action for the unpaid and overdue payments without waiving the right to pursue the principal balance, interest, and additions thereto which are due pursuant to the terms of the Notes; and (iv) to pursue any and all other rights and remedies provided in law or equity.

As additional consideration for the Notes, the Company will issue an aggregate of 100,000 shares of the Company’s common stock (the “Inducement Shares”) to the Investors within fifteen (15) days of receipt of funds from the Investors.

The Notes are short-term debt obligations that are material to the Company.

The foregoing description of the Notes does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Form of Promissory Note, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 2.03 Creation of Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The applicable information provided in Item 1.01 of this Report is incorporated herein by reference.

Item 3.02 Unregistered Sale of Equity Securities.

The applicable information set forth in Item 1.01 of this Report is incorporated by reference in this Item 3.02.

The Inducement Shares have not been registered under the Securities Act of 1933, as amended (the “Securities Act”) and are “restricted securities” as that term is defined by Rule 144 promulgated under the Securities Act.

The issuance of the shares set forth herein was made in reliance on the exemption provided by Section 4(a)(2) of the Securities Act for the offer and sale of securities not involving any public offering.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit 10.1*	Form of Promissory Note

*Filed herewith

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOCORRX INC.

Date: February 1, 2018	By:	/s/ Lourdes Felix
Lourdes Felix
Chief Financial Officer

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